                                                                               .
                                                                               .
                                                                               .
[CREDIT ACCEPTANCE LOGO]                                            EXHIBIT 99.1


                                                               CREDIT ACCEPTANCE CORPORATION
                                                               CONSOLIDATED INCOME STATEMENTS
                                                       (Dollars in thousands, except per share data)
                                                     --------------------------------------------------

                                                        Q1 02        Q2 02        Q3 02        Q4 02
                                                     -----------  -----------  -----------  -----------
REVENUE
  Finance charges                                    $    24,885  $    25,522  $    24,018  $    23,319
  Lease revenue                                            5,159        4,428        3,614        2,900
  Ancillary product income                                 3,599        3,820        5,500        3,518
  Premiums earned                                          1,440        1,054        1,001        1,017
  Other income                                             3,775        3,765        8,535        3,465
                                                     -----------  -----------  -----------  -----------
    Total revenue                                         38,858       38,589       42,668       34,219
                                                     -----------  -----------  -----------  -----------

COSTS AND EXPENSES
  General and administrative                               5,717        6,383        5,789        6,662
  Salaries and wages                                       7,504        7,448        7,184        6,906
  Sales and marketing                                      1,781        1,809        1,954        2,079
  Stock-based compensation expense                           482          565          535          490
  Provision for insurance and service contract claims        563          570          590          138
  Provision for credit losses                              3,515        3,562        8,896        7,962
  Depreciation of leased assets                            2,941        2,566        2,251        1,911
  United Kingdom asset impairment expense                      -            -            -            -
  Interest                                                 2,305        2,457        2,364        1,932
                                                     -----------  -----------  -----------  -----------
    Total costs and expenses                              24,808       25,360       29,563       28,080
                                                     -----------  -----------  -----------  -----------

OPERATING INCOME                                          14,050       13,229       13,105        6,139

  Foreign exchange gain (loss)                                16           11          (25)          (2)
                                                     -----------  -----------  -----------  -----------
  Income before provision for income taxes                14,066       13,240       13,080        6,137

  Provision for income taxes                               7,869        4,774        4,468        1,047
                                                     -----------  -----------  -----------  -----------

                                                     -----------  -----------  -----------  -----------
NET INCOME                                           $     6,197  $     8,466  $     8,612  $     5,090
                                                     ===========  ===========  ===========  ===========



Net income per common share:
  Basic                                              $      0.15  $      0.20  $      0.20  $      0.12
  Diluted                                            $      0.14  $      0.19  $      0.20  $      0.12
Weighted average shares outstanding:
  Basic                                               42,437,481   42,535,312   42,363,895   42,371,316
  Diluted                                             43,497,889   43,821,716   43,122,046   42,852,646






                                                        Q1 03        Q2 03        Q3 03
                                                     -----------  -----------  -----------
REVENUE
  Finance charges                                    $    24,256  $    26,431  $    25,770
  Lease revenue                                            2,336        1,784        1,251
  Ancillary product income                                 5,733        4,233        4,369
  Premiums earned                                            755          757          734
  Other income                                             3,849        2,767        3,738
                                                     -----------  -----------  -----------
    Total revenue                                         36,929       35,972       35,862
                                                     -----------  -----------  -----------

COSTS AND EXPENSES
  General and administrative                               5,484        5,198        4,679
  Salaries and wages                                       8,517        8,687        7,879
  Sales and marketing                                      2,177        2,483        1,886
  Stock-based compensation expense                           375        1,428        1,027
  Provision for insurance and service contract claims         99          209          329
  Provision for credit losses                              4,188        2,863        2,303
  Depreciation of leased assets                            1,548        1,167          853
  United Kingdom asset impairment expense                      -       10,493            -
  Interest                                                 1,596        1,401        2,267
                                                     -----------  -----------  -----------
    Total costs and expenses                              23,984       33,929       21,223
                                                     -----------  -----------  -----------

OPERATING INCOME                                          12,945        2,043       14,639

  Foreign exchange gain (loss)                                15           14       (1,066)
                                                     -----------  -----------  -----------
  Income before provision for income taxes                12,960        2,057       13,573

  Provision for income taxes                               4,367        1,049        4,755
                                                     -----------  -----------  -----------

                                                     -----------  -----------  -----------
NET INCOME                                           $     8,593  $     1,008  $     8,818
                                                     ===========  ===========  ===========



Net income per common share:
  Basic                                              $      0.20  $      0.02  $      0.21
  Diluted                                            $      0.20  $      0.02  $      0.20
Weighted average shares outstanding:
  Basic                                               42,328,841   42,321,170   42,315,027
  Diluted                                             42,407,981   42,868,265   43,959,924

NOTE: Certain amounts have been reclassified to conform to the 2003 presentation.

                                                                    EXHIBIT 99.1


[CREDIT ACCEPTANCE                    CREDIT ACCEPTANCE CORPORATION
CORPORATION LOGO]                      CONSOLIDATED BALANCE SHEETS
                                         (Dollars in thousands)

                                            3/31/2002    6/30/2002    9/30/2002    12/31/2002   3/31/2003    6/30/2003    9/30/2003
                                            ---------    ---------    ---------    ----------   ---------    ---------    ---------
                   ASSETS
         Cash and cash equivalents          $  19,580    $  20,694    $  12,443    $  13,466    $   6,372    $  22,068    $  15,450
      Investments -- held to maturity             176          175          175          173           99          456        9,789

              Loans receivable                778,823      788,579      787,187      770,069      811,961      851,201      869,927
        Allowance for credit losses           (14,917)     (15,223)     (17,568)     (20,991)     (22,929)     (24,461)     (14,883)
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

           Loans receivable, net              763,906      773,356      769,619      749,078      789,032      826,740      855,044

        Floor plan receivables, net             5,774        6,414        5,261        4,450        3,105        2,964        2,920
            Lines of credit, net                5,643        5,027        4,203        3,655        3,244        2,817        2,290
           Notes receivable, net                5,344        4,842        4,289        3,899        2,809        2,074        2,076
    Investment in Operating Leases, net        35,612       29,246       23,222       17,879       13,199        9,328        6,364
        Property and equipment, net            19,649       19,802       20,532       19,951       20,057       18,355       18,294
                Other assets                   14,037       12,357       14,474       14,280       12,457       13,378       13,152
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------


                TOTAL ASSETS                $ 869,721    $ 871,913    $ 854,218    $ 826,831    $ 850,374    $ 898,180    $ 925,379
                                            =========    =========    =========    =========    =========    =========    =========

                LIABILITIES
              Lines of credit               $  67,403    $  91,272    $  96,811    $  43,555    $  55,627    $   8,305    $       -
             Secured financing                108,364       65,101       30,257       58,153       32,904      100,000      100,000
               Mortgage note                    6,740        6,562        6,381        6,195        6,005        5,813        5,618
         Capital lease obligations                  -          556        1,029        1,938        1,727        1,538        1,258
  Accounts payable and accrued liabilities     37,412       37,402       32,496       28,341       31,428       33,034       33,858
           Dealer holdbacks, net              331,791      340,492      349,088      347,040      371,509      397,682      420,759
         Deferred income taxes, net            12,237       17,331       16,618       10,058        8,762        4,010       17,048
            Income taxes payable                7,125        5,781        2,489        6,094       10,826       11,700        2,538
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------


             TOTAL LIABILITIES                571,072      564,497      535,169      501,374      518,788      562,082      581,079
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

            SHAREHOLDERS' EQUITY
                Common stock                      422          417          417          423          423          422          422
              Paid-in capital                 129,317      124,322      124,693      124,772      107,142      124,446      123,477
             Retained earnings                176,691      185,158      193,770      198,858      223,694      208,459      217,277
  Accumulated other comprehensive income
(loss) - cumulative translation adjustment     (7,781)      (2,481)         169        1,404          327        2,771        3,124
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------

             TOTAL S.H. EQUITY                298,649      307,416      319,049      325,457      331,586      336,098      344,300
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------


         TOTAL LIAB. & S.H. EQUITY          $ 869,721    $ 871,913    $ 854,218    $ 826,831    $ 850,374    $ 898,180    $ 925,379
                                            =========    =========    =========    =========    =========    =========    =========


NOTE: Certain amounts have been reclassified to conform to the 2003 presentation.

                                                                    EXHIBIT 99.1

[CREDIT ACCEPTANCE           CREDIT ACCEPTANCE CORPORATION
CORPORATION LOGO]            UNITED STATES INCOME STATEMENTS
                      (Dollars in thousands, except per share data)

                                  Q1 02         Q2 02          Q3 02          Q4 02          Q1 03          Q2 03         Q3 03
                               ------------  ------------   ------------   ------------   ------------   ------------  ------------
REVENUE
  Finance charges              $     19,582  $     20,425   $     18,954   $     19,453   $     20,759   $     23,195  $     23,135
  Ancillary product income            3,173         3,332          3,300          3,378          4,848          4,189         4,363
  Premiums earned                     1,440         1,054          1,001          1,017            755            757           734
  Other income                        2,457         2,560          7,270          2,335          2,987          2,403         2,466
                               ------------  ------------   ------------   ------------   ------------   ------------  ------------
    Total revenue                    26,652        27,371         30,525         26,183         29,349         30,544        30,698
                               ------------  ------------   ------------   ------------   ------------   ------------  ------------

COSTS AND EXPENSES
  General and administrative          3,964         5,043          4,464          5,717          4,517          4,352         3,940
  Salaries and wages                  5,962         5,982          5,878          5,923          7,290          7,199         6,741
  Sales and marketing                 1,512         1,577          1,668          1,765          1,838          1,818         1,884
  Stock-based compensation
   expense                              390           458            426            412            296          1,353           962
  Provision for insurance and
   service contract claims              563           570            590            138             99            209           329
  Provision for credit losses           513           680          5,555          4,998          2,840          1,490         1,189
  Interest                            1,107         1,352          1,656          1,293            946            958         1,865
                               ------------  ------------   ------------   ------------   ------------   ------------  ------------
    Total costs and expenses         14,011        15,662         20,237         20,246         17,826         17,379        16,910
                               ------------  ------------   ------------   ------------   ------------   ------------  ------------

OPERATING INCOME                     12,641        11,709         10,288          5,937         11,523         13,165        13,788

  Foreign exchange gain (loss)           17            (5)           (14)            (4)           (11)           (18)       (1,082)
                               ------------  ------------   ------------   ------------   ------------   ------------  ------------
  Income before provision for
   income taxes                      12,658        11,704         10,274          5,933         11,512         13,147        12,706

  Provision for income taxes          7,496         4,384          3,801          1,098          4,032          4,444         4,564
                               ------------  ------------   ------------   ------------   ------------   ------------  ------------

NET INCOME                     $      5,162  $      7,320   $      6,473   $      4,835   $      7,480   $      8,703  $      8,142
                               ============  ============   ============   ============   ============   ============  ============


Net income per common share:
  Basic                        $       0.12  $       0.17   $       0.15   $       0.11   $       0.18   $       0.21  $       0.19
  Diluted                      $       0.12  $       0.17   $       0.15   $       0.11   $       0.18   $       0.20  $       0.19
Weighted average shares
outstanding:
  Basic                          42,437,481    42,535,312     42,363,895     42,371,316     42,328,841     42,321,170    42,315,027
  Diluted                        43,497,889    43,821,716     43,122,046     42,852,646     42,407,981     42,868,265    43,959,924


NOTE: Certain amounts have been reclassified to conform to the 2003 presentation.